UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2020
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)
(Address of principal executive offices and zip code)

281	949-2500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 30, 2020, Forum Energy Technologies, Inc. (the “Company”) announced that the Board of Directors (the “Board”) appointed D. Lyle Williams Jr., 50, as Executive Vice President and Chief Financial Officer, effective July 10, 2020. Mr. Williams succeeds Pablo G. Mercado, 43, who resigned as Senior Vice President and Chief Financial Officer on June 29, 2020, with effect from July 10, 2020.
Mr. Williams has served as Senior Vice President - Operations since May 2018. Since January 2007, Mr. Williams has held various financial and operations roles with the Company, including Vice President - Corporate Development and Treasurer; Vice President - Operations Finance; Vice President - Finance and Accounting, Drilling and Subsea Segment; Senior Vice President - Downhole Technologies; Vice President - Subsea Products; and Vice President - Capital Equipment. Prior to joining the Company, Mr. Williams held various operations positions with Cooper Cameron Corporation, including Director of Operations - Engineering Products. He holds a B.A. in Economics and English from Rice University and an M.B.A. from Harvard University Graduate School of Business Administration. Additional information about Mr. Williams required under Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K is contained on page four of the Company’s Definitive Proxy Statement for the 2020 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 2, 2020, which is incorporated herein by reference (the “Proxy Statement”). Any material changes to Mr. William’s current compensatory arrangements in connection with his appointment will be disclosed after they have been finalized.
Item 7.01. Regulation FD Disclosure.
On June 30, 2020, the Company issued a press release describing the matters in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein. The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release, dated June 30, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2020	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary